Exhibit 10.1
As of
May 3, 2010
JPMorgan Chase Bank, N.A.
2200 Ross Avenue, Third Floor
Dallas, Texas 75201
Attention: Kimberly A. Bourgeois
Re: Eighth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), JPMorgan Chase Bank, N.A. and the institutions named therein (“Lenders”) and JPMorgan Chase Bank, N.A., as Agent (“Agent”)
Ladies and Gentlemen:
     Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”), as amended by letter amendment dated as of February 19, 2008, letter amendment dated as of May 6, 2008, Third Amendment dated as of August 26, 2008, Fourth Amendment dated as of April 8, 2009, Fifth Amendment dated as of July 8, 2009, Sixth Amendment dated as of October 30, 2009, Seventh Amendment dated as of February 1, 2010 and this Eighth Amendment dated as of the date hereof (as amended, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.
     Pursuant to this Eighth Amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, to amend the Loan Agreement according to the terms and provisions set forth below.
     1. Amendment to Section 1. Defined Terms.
     (a) Effective as of the date hereof, the definition of “Maturity Date” is deleted in its entirety and the following is substituted therefor:
     “Maturity Date means July 31, 2012.”
     (b) Effective as of the date hereof, the definition of “Pre-Approved Contracts” is deleted in its entirety and the following is substituted therefor:
“Pre-Approved Contracts means any contracts or agreements entered into in connection with any Rate Management Transaction which are designed to hedge, provide a price floor for, or swap crude oil or natural gas or otherwise sell up to 85%, or in the case of Rate Management Transactions resulting in a floor price per barrel or mcf, not more than 100% of

Borrower’s and Guarantors’ Projected Production (with oil and gas calculated separately) for Rate Management Transactions with Termination Dates of no more than thirty-six (36) months.”
     2. Affirmation of Borrowing Base and Commitment. As of the effective date hereof, the Borrowing Base and Commitment under the Loan Agreement will remain at $115,000,000, which will remain in effect until the next redetermination of the Borrowing Base according to the terms of the Loan Agreement.
     3. Extension Fee. In consideration for Lenders’ agreement to extend the Maturity Date, Borrower shall pay to Agent, for the ratable benefit of Lenders, an extension fee in the amount of $287,500, calculated as 0.25% of the Commitment now in effect.
     4. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Restated Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that neither Agent nor any Successor Agent has any duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.
     5. Representations and Warranties. By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all material respects, with the same force and effect as though made on and as of the date hereof.
     6. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.
     7. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     8. Assignment of Commitment. Fortis Capital Corp. (“Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Loan Agreement to BNP Paribas. Agent and Borrower hereby consent to the assignment by the Departing Lender of its rights and obligations as a Lender under the Loan Agreement to BNP Paribas. Effective as of the date hereof, (a) the Commitment of the Departing Lender shall terminate and BNP Paribas shall be deemed to have acquired the Departing Lender’s Commitment and (b) such acquisition of the Departing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Loan Agreement (which is incorporated herein by reference as if fully set forth herein) as if Departing Lender and BNP Paribas had executed an Assignment and Assumption with respect to such acquisition.
     9. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     10. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.
     Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

Very truly yours, BORROWER: APPROACH RESOURCES INC., a Delaware corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

GUARANTORS: APPROACH OIL & GAS INC., a Delaware corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

APPROACH OIL & GAS (CANADA) INC., an Alberta, Canada corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

APPROACH RESOURCES I, LP, a Texas limited partnership
By:	Approach Operating, LLC,
a Delaware limited liability company, its general partner

By:	Approach Resources Inc.,
a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

ACCEPTED AND AGREED TO effective as of the date and year first above written:

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kimberly A. Bourgeois

Kimberly A. Bourgeois, Senior Vice President —
Oil & Gas Finance

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kimberly A. Bourgeois

Kimberly A. Bourgeois, Senior Vice President — Oil & Gas Finance

THE FROST NATIONAL BANK

By:	/s/ Alex Zemkoski

Alex Zemkoski, Vice President

FORTIS CAPITAL CORP., as Departing Lender

By:	/s/ Betsy Jocher

Name:	Betsy Jocher

Title:	Director

By:	/s/ Richard Hawthorne

Name:	Richard Hawthorne

Title:	Director

BNP PARIBAS

By:	/s/ Betsy Jocher

Name:	Betsy Jocher

Title:	Director

By:	/s/ Richard Hawthorne

Name:	Richard Hawthorne

Title:	Director

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker

Name:	Todd Coker

Title:	Vice President